EXHIBIT 4.02

                                             This Certificate is
                                             transferable in New York, NY
                                             and Boston, MA

          NUMBER                             SHARES


                               THE TRAVELERS INC.
              Incorporated under the laws of the State of Delaware
     5.50% Convertible Preferred Stock, Series B, $1.00 par value per share


This Certifies That                                 is the owner of
                   ---------------------------------               -------------
                          FULLY PAID AND NONASSESSABLE SHARES OF 5.50% CONVERT-
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IBLE PREFERRED STOCK, SERIES B, $1.00 PAR VALUE PER SHARE
of The Travelers Inc. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Restated Certificate of Incorporation and the By-Laws of the Corporation (copies of which are filed with the Transfer Agent), as now and hereafter amended pursuant to their terms, and of which the holder hereof by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and regis-tered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated
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COUNTERSIGNED AND REGISTERED:
THE FIRST NATIONAL BANK OF BOSTON
TRANSFER AGENT AND REGISTRAR

BY                            ATTEST              BY

Authorized signature          Secretary           Chairman of the Board



                               THE TRAVELERS INC.
                                  INCORPORATED
                                      1988
                                    DELAWARE
                                        *

                               THE TRAVELERS INC.

     The corporation will furnish without charge to any registered stockholder who so requests, a copy or summary of the Certificate of Designation setting forth the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be addressed to the Secretary of The Travelers Inc., 65 East 55th Street, New York, New York 10022.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the above list.

TEN COM-as tenants in common            UNIF GIFT MIN ACT-____________Custodian
TEN ENT-as tenants by the entireties                      _______________(Minor)
JT TEN-as joint tenants with right of             under Uniform Gift to Minors
  survivorship and not as tenants in common       Act. . . . . . . . . . . . . .

                                                       PLEASE INSERT SOCIAL
                                                        SECURITY OR OTHER
                                                        IDENTIFYING NUMBER
                                                           OF ASSIGNEE

For value received, the undersigned
hereby sells, assigns and transfers unto
                                         ---------------------------------------

                                   NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particu-lar without alteration or enlargement, or any change whatever.


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    PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE



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                                                                          Shares
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represented by the within Certificate, and hereby irrevocably constitutes and appoints
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                     Attorney to transfer the said shares on the books of the
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within-named Corporation with full power of substitution in the premises.




Dated
     --------------------------

     In presence of
                         -------------------------------------------------------


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